UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant	Filed by a Party other than the Registrant

Check the appropriate box:
Preliminary Proxy Statement
CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
Definitive Proxy Statement
Definitive Additional Materials
Soliciting Material under §240.14a-12

CDW CORPORATION

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
No fee required.
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1) Amount Previously Paid: (2) Form, Schedule or Registration Statement No.: (3) Filing Party: (4) Date Filed:

2021 PROXY CARD AND NOTICE

Explanatory Note:

These definitive additional materials consist solely of (i) an updated proxy card for CDW's definitive proxy statement dated April 8, 2021 (the "2021 Proxy Statement") and (ii) an updated notice of internet availability for the 2021 Proxy Statement. The updated materials replace the previous outdated 2020 versions of the proxy card and notice that were inadvertently filed by the registrant's financial printer.

CDW PEOPLE WHO GET IT™

CDW CORPORATION
75 TRI-STATE INTERNATIONAL
LINCOLNSHIRE, IL 60069

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CDW2021**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D43752-P49106 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CDW CORPORATION

The Board of Directors recommends you vote FOR the following ten Directors (Term to Expire at 2022 Annual Meeting):

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Virginia C. Addicott	☐	☐	☐
1b. James A. Bell	☐	☐	☐
1c. Lynda M. Clarizio	☐	☐	☐
1d. Paul J. Finnegan	☐	☐	☐
1e. Anthony R. Foxx	☐	☐	☐
1f. Christine A. Leahy	☐	☐	☐
1g. Sanjay Mehrotra	☐	☐	☐
1h. David W. Nelms	☐	☐	☐
1i. Joseph R. Swedish	☐	☐	☐
1j. Donna F. Zarcone	☐	☐	☐

	Yes	**No**
HOUSEHOLDING ELECTION - please indicate if you consent to receive certain future investor communications in a single package per household.	☐	☐

The Board of Directors recommends you vote FOR proposals 2, 3, 4, 5, 6 and 7:	**For**	**Against**	**Abstain**
2. To approve, on an advisory basis, named executive officer compensation.	☐	☐	☐
3. To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021.	☐	☐	☐
4. To approve the amendment to the Company's Certificate of Incorporation to eliminate the supermajority voting requirement in Article Eleven and to make certain non-substantive changes.	☐	☐	☐
5. To approve the amendment to the Company's Certificate of Incorporation to eliminate the obsolete competition and corporate opportunity provision.	☐	☐	☐
6. To approve the CDW Corporation 2021 Long-Term Incentive Plan.	☐	☐	☐
7. To approve the amendment to the CDW Corporation Coworker Stock Purchase Plan.	☐	☐	☐

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

D43753-P49106

CDW CORPORATION
Annual Meeting of Stockholders
May 20, 2021
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Collin B. Kebo and Frederick J. Kulevich, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of CDW Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 7:30 a.m., Central Time, on May 20, 2021, to be held virtually at: www.virtualshareholdermeeting.com/CDW2021, and any adjournment or postponement thereof.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR PROPOSALS 2, 3, 4, 5, 6 AND 7. IF ANY OTHER MATTERS PROPERLY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF, THE PERSON(S) NAMED ABOVE WILL VOTE IN THEIR DISCRETION. THIS PROXY REVOKES ANY PROXY PREVIOUSLY GIVEN.

Continued and to be signed on reverse side

Your **Vote** Counts!

CDW CORPORATION

2021 Annual Meeting
Vote by May 19, 2021
11:59 PM ET

CDW PEOPLE WHO GET IT

CDW CORPORATION
75 TRI-STATE INTERNATIONAL
LINCOLNSHIRE, IL 60069

D43815-P49106

You invested in CDW CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on May 20, 2021.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 6, 2021. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

May 20, 2021
7:30 a.m. Central Time

Virtually at:
www.virtualshareholdermeeting.com/CDW2021

*Please check the meeting materials for any special requirements for meeting attendance.

V1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of Directors	
	Nominees:	
1a.	Virginia C. Addicott	For
1b.	James A. Bell	For
1c.	Lynda M. Clarizio	For
1d.	Paul J. Finnegan	For
1e.	Anthony R. Foxx	For
1f.	Christine A. Leahy	For
1g.	Sanjay Mehrotra	For
1h.	David W. Nelms	For
1i.	Joseph R. Swedish	For
1j.	Donna F. Zarcone	For
2.	To approve, on an advisory basis, named executive officer compensation.	For
3.	To ratify the selection of Ernst & Young LLP as the Company's independent registered public accounting firm for the year ending December 31, 2021.	For
4.	To approve the amendment to the Company's Certificate of Incorporation to eliminate the supermajority voting requirement in Article Eleven and to make certain non-substantive changes.	For
5.	To approve the amendment to the Company's Certificate of Incorporation to eliminate the obsolete competition and corporate opportunity provision.	For
6.	To approve the CDW Corporation 2021 Long-Term Incentive Plan.	For
7.	To approve the amendment to the CDW Corporation Coworker Stock Purchase Plan.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Sign up for E-delivery".

D43816-P49106